Exhibit 10.24







___________________________________________________________________________



                        STEEL OF WEST VIRGINIA, INC.


                1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


___________________________________________________________________________
























April 1, 1995

                             Table of Contents
                             -----------------

                                                                       Page
                                                                       ----


I.   Purposes of the Plan . . . . . . . . . . . . . . . . . . . . . . .   1

II.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

III. Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . .   2

IV.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     A.   Duties of the Committee . . . . . . . . . . . . . . . . . . .   3
     B.   Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     C.   Indemnification . . . . . . . . . . . . . . . . . . . . . . .   3
     D.   Meetings of the Committee . . . . . . . . . . . . . . . . . .   4
     E.   Determinations  . . . . . . . . . . . . . . . . . . . . . . .   4
     F.   Disinterested Directors . . . . . . . . . . . . . . . . . . .   4

V.   Shares; Adjustment Upon Certain Events . . . . . . . . . . . . . .   4
     A.   Shares to be Delivered; Fractional Shares . . . . . . . . . .   4
     B.   Number of Shares  . . . . . . . . . . . . . . . . . . . . . .   4
     C.   Adjustments; Recapitalization, etc. . . . . . . . . . . . . .   4

VI.  Awards and Terms of Options  . . . . . . . . . . . . . . . . . . .   6
     A.   Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     B.   Date of Grant . . . . . . . . . . . . . . . . . . . . . . . .   6
     C.   Option Agreement  . . . . . . . . . . . . . . . . . . . . . .   7
     D.   Option Terms  . . . . . . . . . . . . . . . . . . . . . . . .   7
     E.   Expiration. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     F.   Acceleration of Exercisability  . . . . . . . . . . . . . . .   7

VII. Effect of Termination of Directorship  . . . . . . . . . . . . . .   8
     A.   Death, Disability or Otherwise Ceasing to be a Director . . .   8
     C.   Cancellation of Options . . . . . . . . . . . . . . . . . . .   9

VIII.     Nontransferability of Options . . . . . . . . . . . . . . . .   9

IX.  Rights as a Stockholder  . . . . . . . . . . . . . . . . . . . . .   9

X.   Termination, Amendment and Modification  . . . . . . . . . . . . .  10

XI.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  11

                                                                       Page
                                                                       ----

XII. General Provisions . . . . . . . . . . . . . . . . . . . . . . . .  11
     A.   Right to Terminate Directorship . . . . . . . . . . . . . . .  11
     B.   Trusts, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  11
     C.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     D.   Severability of Provisions  . . . . . . . . . . . . . . . . .  12
     E.   Payment to Minors, Etc. . . . . . . . . . . . . . . . . . . .  12
     F.   Headings and Captions . . . . . . . . . . . . . . . . . . . .  12
     G.   Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     H.   Controlling Law . . . . . . . . . . . . . . . . . . . . . . .  12
     I.   Section 16(b) of the Act  . . . . . . . . . . . . . . . . . .  12

XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses . . . . . . . . . . . . . . . . . . .  12
     A.   Stock Certificates  . . . . . . . . . . . . . . . . . . . . .  12
     B.   Legends . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     C.   Payment of Expenses . . . . . . . . . . . . . . . . . . . . .  13

XIV. Listing of Shares and Related Matters  . . . . . . . . . . . . . .  13

XV.  Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . .  13


Form of Option Agreement  . . . . . . . . . . . . . . . . . . . . Exhibit A

                        Steel of West Virginia, Inc.

                1995 Non-Employee Director Stock Option Plan


I.   Purposes of the Plan
     --------------------

          The purposes of this 1995 Non-Employee Director Stock Option Plan (the "Plan") are to enable Steel of West Virginia, Inc. (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein).


II.  Definitions
     -----------

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B.   "Board" means the Board of Directors of the Company.

          C. "Cause" means that a court of competent jurisdiction shall have determined that the Participant shall have committed a breach of the Participant's fiduciary duty to the Company or a Designated Subsidiary.

          D. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

          E. "Committee" means the Board or a duly appointed committee of the Board to which the Board has delegated its power and functions hereunder.

          F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          G. "Company" means Steel of West Virginia, Inc., a Delaware corporation.

          H. "Designated Subsidiary" means a corporation that is defined as a subsidiary corporation in Section 424(f) of the Code. Any entity shall be deemed a Designated Subsidiary only for such periods as the required ownership relationship is maintained.

          I. "Eligible Director" means a director of the Company who is not an active employee of the Company or any Designated Subsidiary, including any director who is an officer of the Company but who is receiving no compensation as an employee from the Company or any Designated Subsidiary.

          J. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

          K. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

          L. "Participant" means an Eligible Director who is granted Options under the Plan which Options have not expired.

          M. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          N. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          O.   "Share" means a share of Common Stock.

          P. "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director of the Company.


III. Effective Date
     --------------

          The Plan shall become effective as of April 1, 1995 (the "Effective Date"), subject to its approval by the stockholders of the Company in accordance with Rule 16b-3 under the Act within one year after the Plan is adopted by the Board. Grants of Options under the Plan will be made on or after the Effective Date of the Plan, provided that, if the Plan is not approved by the stockholders of the Company as provided in the preceding sentence, all Options which have been granted pursuant to the terms of the Plan shall be null and void. No Options may be exercised prior to the approval of the Plan by the stockholders of the Company as aforesaid.


IV.  Administration
     --------------

          A.   Duties of the Committee.  The Plan shall be administered by
               -----------------------
the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.   Indemnification.  To the maximum extent permitted by
               ---------------
applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors or officers under applicable law or under the Certificate of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to actions or determinations by an individual with regard to Options granted to him or her under this Plan.

          D.   Meetings of the Committee.  The Committee shall adopt such
               -------------------------
rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

          E.   Determinations.  Each determination, interpretation or other
               --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

          F.   Disinterested Directors.   Notwithstanding the foregoing,
               -----------------------
the Committee may not take any action which would cause any Eligible Director to cease to be a "disinterested person" for purposes of Rule 16b-3 promulgated under the Act, as then in effect or any successor provisions ("Rule 16b-3"), with regard to any stock option or other equity plan of the Company.


V.   Shares; Adjustment Upon Certain Events
     --------------------------------------

          A.   Shares to be Delivered; Fractional Shares.  Shares to be
               -----------------------------------------
issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option nor will any compensation be paid with regard to fractional shares.

          B.   Number of Shares.  Subject to adjustment as provided in this
               ----------------
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 70,000. Where Options are for any reason cancelled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, within the limits provided by the preceding sentence.

          C.   Adjustments; Recapitalization, etc.  The existence of this
               -----------------------------------
Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, in which case the provisions of this Article V(C) shall govern outstanding Options:

          1. The Shares with respect to which Options may be granted are Shares of Common Stock as presently constituted, but, if and whenever the Company shall effect a subdivision, recapitalization or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration, the aggregate number and kind of shares of capital stock issuable under this Plan shall be proportionately adjusted, and each holder of a then outstanding Option shall have the right to purchase under such Option, in lieu of the number of Shares as to which the Option was then exercisable but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock which he or she would have owned after such subdivision, recapitalization, consolidation or dividend if immediately prior thereto he had been the holder of record of the number of Shares as to which such Option was then exercisable.

          2. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter upon exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option in lieu of the number of Shares as to which such Option shall then be exercisable, but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock or other property to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

          3. If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each Participant at least 20 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, each Participant shall have the right to exercise in full effective as of such consummation all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options other than the requirements of Article
III) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90-day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and if and when appropriate new notice shall be given as aforesaid. Notwithstanding the foregoing, the Options held by persons subject to Section 16(b) of the Act that would not have vested under the Plan except pursuant to Article VI(F) prior to the effective date of such merger, consolidation, liquidation or dissolution shall not expire on such date but shall expire 30 days after they would have otherwise vested under the Plan and shall after the effective date of such merger, consolidation, liquidation or dissolution represent only the right to receive the number and kind of shares of capital stock or other property to which the Participant would have been entitled if immediately prior to the effective date of such merger, consolidation, liquidation or dissolution the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

          4. If as a result of any adjustment made pursuant to the preceding paragraphs of this Article V(C), any Participant shall become entitled upon exercise of an Option to receive any shares of capital stock other than Common Stock, then the number and kind of shares of capital stock so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Article V(C).

          5. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options theretofore granted or the purchase price per Share.


VI.  Awards and Terms of Options
     ---------------------------

          A.   Grant.  Without further action by the Board or the
               -----
stockholders of the Company, each Eligible Director on each Annual Date of Grant (as hereinafter defined) shall be automatically granted options to purchase 2,000 shares, subject to the terms of the Plan, provided that no such Option shall be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Plan has been assumed by such surviving entity with regard to future grants).

          B.   Date of Grant.  Annual Grants shall be made annually on the
               -------------
Effective Date and each anniversary thereof (the "Annual Date of Grant") commencing as of April 1, 1995, provided that if such date in any year is a date on which the national securities exchange or automated quotation system on which the Common Stock is traded is not open for trading, the grant shall be made on the first day thereafter on which the relevant exchange or quotation system is open for trading. Notwithstanding the foregoing, in the event no Fair Market Value can be determined pursuant to the provisions hereof, no Annual Grant shall be made for such fiscal year.


          C.   Option Agreement.  Options shall be evidenced by Option
               ----------------
agreements in substantially the form annexed hereto as Exhibit A as modified from time to time.

          D.   Option Terms:
               ------------

          1.  Exercise Price.  The purchase price per share ("Purchase
              --------------
     Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share at the time of the grant of the Option, or the par value of the Share, whichever is the greater.

          2.  Period of Exercisability.  Except as otherwise provided
              ------------------------
     herein, each Option granted under this Plan shall be exercisable on and after the first anniversary of the date on which such Option is granted.

          3.  Procedure for Exercise.  A Participant electing to exercise
              ----------------------
     one or more Options shall give written notice to the Secretary of the Company of such election and of the number of Options he or she has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Shares owned by the Participant for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a combination thereof.

          E.   Expiration.  Except as otherwise provided herein, if not
               ----------
previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

          F.   Acceleration of Exercisability.
               ------------------------------

          All Options granted and not previously exercisable shall become fully exercisable immediately upon the later of a Change of Control (as defined herein). Article (V)(C) shall also apply to the extent, if any, it is applicable. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

               (a) an acquisition after the Effective Date by any individual, entity or group (within the meaning of Section 13(d)(3) or (14)(d)(1) of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 30% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following:
     (x) any such acquisition by the Company or Designated Subsidiaries, or
     (y) any such
     acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Designated Subsidiaries; or

               (b)  the approval of the stockholders of the Company of
     (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 30% of the assets of the Company and Designated Subsidiaries on a consolidated basis (determined under generally accepted accounting principles in accordance with prior practice); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 70% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Designated Subsidiaries, and any employee benefit plan (or related trust) of the Company or Designated Subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 70% or more of the outstanding Shares) will beneficially own, directly or indirectly, 70% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the board immediately prior to the sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.

               (c) within any 24 month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period ("Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with approval of, at least two-thirds of the directors who qualified as Incumbent Directors either actually or by prior operation of this subsection, unless such election, recommendation or approval was a result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision.


VII. Effect of Termination of Directorship
     -------------------------------------

          A.   Death, Disability or Otherwise Ceasing to be a Director.
               -------------------------------------------------------
Except as otherwise provided herein, upon Termination of Directorship, other than for Cause, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such

Options by his or her will or by operation of law, until the expiration of the Option in accordance with the terms of the Plan and grant.

          B.   Cause.  Upon Termination of Directorship for Cause, all
               -----
outstanding Options of such Participant shall immediately terminate and shall be null and void.

          C.   Cancellation of Options.  No Options that were not
               -----------------------
exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Directorship.


VIII.     Nontransferability of Options
          -----------------------------

          Except as provided in the following sentence, no Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. An Option shall also be transferable under a domestic relations order that is a "qualified domestic relations order", as defined in section 414(p) of the Code, but may thereafter not be further transferred except as provided in the prior sentence (with the alternate payee under such order being substituted for "Participant"). In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the "qualified domestic relations order" exception above, an Option shall not be transferable unless (i) such transfer is not considered a disposition within the meaning of Code Section 83 or (ii) such Option is not immediately exercisable in full on the date of grant.


IX.  Rights as a Stockholder
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.   Termination, Amendment and Modification
     ---------------------------------------

          The Plan shall terminate at the close of business on the fifth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. The Committee at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate, provided that no such amendment may be made if either the authority to make such amendment or the amendment would cause the Eligible Directors to cease to be "disinterested persons" with regard to this Plan or any other stock option or other equity plan of the Company for purposes of Rule 16b-3 under the Act, and further provided that the provisions of the Plan relating to the amount, price and timing of, and eligibility for, awards shall not be amended more than once every six (6) months except to comport with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Notwithstanding the foregoing, the Committee may not effect any amendment that would require the approval of the stockholders of the Company under Rule 16b-3 unless such approval is obtained. In no event, unless no longer required as a condition of compliance with the requirements of Rule 16b-3 under the Act, shall the Committee without the approval of stockholders normally entitled to vote for the election of directors of the Company:

          1. increase the number of Shares available for grants under this Plan;

          2. reduce the minimum exercise price at which any Option may be exercised;

          3. change the requirements as to eligibility for participation under this Plan;

          4. change the number of Options to be granted or the date on which such Options are to be granted; or

          5. materially increase the benefits accruing to Participants hereunder.

          This Plan may be amended or terminated at any time by the stockholders of the Company.

          This Plan and any Options granted hereunder shall terminate and be void if this Plan does not receive the approval of the stockholders of the Company that may be required under Rule 16b-3 under the Act within one year after the Plan is adopted by the Board of Directors of the Company. Except as otherwise required by law or as provided in this plan, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his or her Option, alter or impair the rights and obligations arising under any then outstanding Option.


XI.  Use of Proceeds
     ---------------

          The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.


XII. General Provisions
     ------------------

          A.   Right to Terminate Directorship.  This Plan shall not impose
               -------------------------------
any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

          B.   Trusts, etc.  Nothing contained in the Plan and no action
               ------------
taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          C.   Notices.  Any notice to the Company required by or in
               -------
respect of this Plan will be addressed to the Company at 17th Street and 2nd Avenue, Huntington, West Virginia 25703, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          D.   Severability of Provisions.  If any provisions of the Plan
               --------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          E.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          F.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          G.   Costs.  The Company shall bear all expenses included in
               -----
administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

          H.   Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware.

          I.   Section 16(b) of the Act.  All elections and transactions
               ------------------------
under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3 under the Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.


XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses
     ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and
               ------------------
payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons, subject, however, in the case of Options exercised pursuant to Section V(C)3 hereof, to the merger, consolidation, dissolution or liquidation triggering the rights under that Section.

          B.   Legends.  Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

          C.   Payment of Expenses.  The Company shall pay all issue or
               -------------------
transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV. Listing of Shares and Related Matters
     -------------------------------------

          If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XV.  Withholding Taxes
     -----------------

          The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                                                       Exhibit A
                                                       ---------

                        STEEL OF WEST VIRGINIA, INC.
                              OPTION AGREEMENT
                              PURSUANT TO THE
                1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             --------------------------------------------------


[Eligible Director]


Dear ________:
Preliminary Statement
---------------------

As a director of Steel of West Virginia, Inc. (the "Company") on the Annual Date of Grant and pursuant to the terms of the Steel of West Virginia, Inc. 1995 Non-Employee Director Stock Option Plan, annexed hereto as Exhibit 1 (the "Plan"), you, as an Eligible Director (as defined in the Plan), have been automatically granted a nonqualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below.

          The terms of the grant are as follows:

          1.   Tax Matters.  No part of the Option granted hereby is
               -----------
intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.   Grant of Option.  Subject in all respects to the Plan and
               ---------------
the terms and conditions set forth herein and therein including, without limitation, the provisions requiring shareholder approval, you are hereby granted an Option to purchase from the Company up to 2,000 Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

          3.   Vesting.  The Option may be exercised by you, in whole or in
               -------
part, at any time or from time to time on and after the first anniversary of the date of grant and prior to the expiration of the Option as provided herein and in the Plan. Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares upon the later of such Change of Control and approval of the Plan by the stockholders of the Company.

          4.   Termination.  Unless terminated as provided in the Plan, the
               -----------
Option shall expire on the tenth anniversary of this grant.

          5.   Restriction on Transfer of Option.  Except as provided in
               ---------------------------------
the Plan with regard to a "qualified domestic relations order", as defined in Section 414(p) of the Internal Revenue Code, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during your lifetime may be exercised only by you or your guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

          6.   Rights as a Shareholder.  You shall have no rights as a
               -----------------------
shareholder with respect to any Shares covered by the Option until you shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

          7.   Provisions of Plan Control.  This grant is subject to all
               --------------------------
the terms, conditions and provisions of the Plan and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this grant conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this grant shall be deemed to be modified accordingly.

          8.   Notices.  Any notice or communication given hereunder shall
               -------
be in writing and shall be deemed to have been duly given when delivered in person when dispatched by Telegram or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address (or, in the case of notice to the Company, facsimile number) set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(D) of the Plan.):

          If to the Company, to:

               Steel of West Virginia, Inc.
               17th Street and 2nd Avenue
               Huntington, West Virginia 25703
               Attention:  Chief Financial Officer

          If to you, to:

               the address indicated on the signature page at the end of this grant.

                              Sincerely,

                              STEEL OF WEST VIRGINIA, INC.


                              By:__________________________
                                   Authorized Officer


Accepted:


-----------------------------
[PARTICIPANT]
Address:


                                     3